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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 12, 2005


                         CITIZENS & NORTHERN CORPORATION
             (Exact name of registrant as specified in its charter)

         Pennsylvania                     0-16084             23-2451943
-------------------------------         ------------     -------------------
(State or other jurisdiction of         (Commission       (I.R.S. Employer
incorporation)                          File Number)     Identification No.)

90-92 Main Street, Wellsboro, PA                               16901
---------------------------------------                      ----------
(Address of Principal Executive Office)                      (Zip Code)

Registrant's telephone number, including area code   (570) 724-3411

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

  ITEM 8.01 OTHER EVENTS

Citizens & Northern Corporation's ("C&N") application to list its common stock on the NASDAQ SmallCap Market has been approved and the stock will be listed effective Thursday, January 13, 2005. The trading symbol for C&N's shares will be CZNC. Previously, C&N's common stock was listed on the Over-the-Counter Bulletin Board under the symbol CZNC.OB.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c) EXHIBITS

Exhibit 99 - Press Release issued by C&N dated January 12, 2005, titled "Citizens & Northern Stock Approved for NASDAQ SmallCap Market Listing."



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CITIZENS & NORTHERN CORPORATION

Date:  1/12/05                       By: Craig G. Litchfield /s/
                                         --------------------------------
                                         Name:  Craig G. Litchfield
                                         Title: Chairman, President and
                                                Chief Executive Officer


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